UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Symetra Financial Corporation
(Name of Registrant as Specified In Its Charter)

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On September 8, 2015, Masahiro Hashimoto, President and Chief Executive Officer of Sumitomo Life Insurance Company, delivered a speech to employees of Symetra Financial Corporation, which speech was reduced to writing and distributed to employees unable to attend the meeting. A transcript of the speech is set forth below.

Transcript of Masahiro Hashimoto Speech delivered at September 8, 2015 Employee Meeting

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Symetra by Sumitomo. In connection with the proposed acquisition, Symetra filed a preliminary proxy statement with the United States Securities and Exchange Commission (the “SEC”) on September 1, 2015, and intends to file other relevant materials with the SEC, including Symetra’s proxy statement in definitive form. Stockholders of Symetra are urged to read all relevant documents filed with the SEC, including Symetra’s definitive proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Symetra at investors.symetra.com or by directing a request to Symetra at Karin.vanvleet@symetra.com.

Participants in the Solicitation

Symetra and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Symetra in favor of the proposed transaction. Information about Symetra’s directors and executive officers is set forth in Symetra’s Proxy Statement on Schedule 14A for its 2015 Annual Meeting of Stockholders, which was filed with the SEC on March 25, 2015, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 26, 2015 and amended on April 22, 2015. Information concerning the interests of Symetra’s participants in the solicitation, which may, in some cases, be different than those of Symetra’s stockholders generally, is set forth in the preliminary proxy statement relating to the proposed transaction and other materials filed by Symetra with the SEC, and will be set forth in the definitive proxy statement relating to the proposed transaction when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication regarding the proposed transaction, the expected timetable for completing the proposed transaction, future financial and operating results, future capital structure and liquidity, benefits and synergies of the proposed transaction, future opportunities for the combined company, general business outlook and any other statements about the future expectations, beliefs, goals, plans or prospects of the board or management of Symetra constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “expects,” “intends,” “anticipates,” “estimates,” “predicts,” “believes,” “should,” “potential,” “may,” “forecast,” “objective,” “plan,” or “targets,” and other similar expressions) are intended to identify forward-looking statements. There are a number of factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction; the ability to obtain requisite regulatory approvals, the ability to obtain Symetra stockholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers and customers, and any related impact on integration and anticipated synergies; and the other factors and financial, operational and legal risks or uncertainties described in Symetra’s public filings with the SEC, including the “Risk Factors” and “Forward-Looking Statements” sections of Symetra’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q. Symetra disclaims any intention or obligation to update or revise any forward-looking statements as a result of developments occurring after the date of this document except as required by law.

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CEO’s message
Good morning ladies and gentlemen.
My name is Masahiro Hashimoto, President and CEO of Sumitomo Life.
I am very pleased to meet every one of you at Symetra today.
Last month, Symetra and Sumitomo have reached a monumental start-line of our new history.
On this occasion, I would like to convey three messages.
First is why we chose Symetra as our partner in the United States.
The reason is, I believe Symetra and Sumitomo can share the same value.
As you saw in the video, Sumitomo values “tradition” and “innovation”.
When our company was incorporated 100 years ago, we were called “the Diamond of the Industry” because of our “customer first” principle and healthy management.
At the same time, we always remained “future oriented” and have pursued industry leading “innovation” for the benefit of our customers.

When I found Symetra, I found “the Diamond of the US insurance industry” that we can share our value with.
The business principle of Symetra, “VTS”, is the same as our “customer first” principle.
Also, Symetra’s current situation working exceedingly hard in all three business fields to be a “National Player” in the US overlaps with our own history of significant growth in Japan.
These are the reasons we have chosen Symetra as our partner.
Second, I would like to assure you that we do not intend to change the current management and operations of Symetra.
I believe human resource is our greatest asset. So please be assured, continue keeping the value you believe, and continue executing the current successful growth strategy.
As a member of Sumitomo Life Insurance Group, we would like to take part in Symetra’s growth by providing full support to Symetra and strengthening the relationships between Bellevue and Tokyo.
Finally, I would like to talk about what I expect from Symetra as a member of our group
We have been expanding our business to countries outside Japan aiming to “strengthen our business foundation which can be sustainable for the next 50 to 100 years.”
I am confident that we can now make further progress by welcoming Symetra to our group.
Similarly, we believe Symetra can also achieve significant growth as a national brand in the US by strengthening relationships with distribution partners on the back of strong partnership of Sumitomo Life.
Let’s work together and achieve further growth of Symetra and Sumitomo as a global life insurance player !
Thank you very much.